UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

Helix TCS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300 Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code  (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Helix TCS, Inc. (the “Company”) on June 8, 2017 (the “Original 8-K”). Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Security Grade Protective Services, LTD (“Security Grade”), and the following members of Security Grade, each, an individual: Derek Porter, David Beckett, Guy Cerasoli, David Keyes, Ryan Shields, and Mark Mergo (such members, collectively, the “Sellers”), on June 2, 2017, the Company purchased from the Sellers 100% of the membership interests of Security Grade, comprised of both Class A and Class B Units in exchange for the consideration outlined in the Original 8-K.

This Amendment No. 1 amends and supplements Item 9.01 of the Original 8-K to include the financial information required under Item 9.01, which was not previously filed with the Original 8-K. Except as stated in this Explanatory Note, no other information contained in the Original 8-K is changed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required audited financial information of Security Grade is included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The required unaudited pro forma financial information of the Company and Security Grade is included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm.
99.1*	Audited financial statements of Security Grade Protective Services, LTD as of and for the fiscal years ended December 31, 2016 and 2015 and the notes thereto.
99.2*	Unaudited pro forma condensed combined balance sheets as of March 31, 2017, unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2017 and pro forma condensed combined statements of operations for the year ended December 31, 2016 and the notes thereto.

*Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: November 8, 2017	/s/ Zachary L. Venegas
Zachary L. Venegas
Chief Executive Officer

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